CHANGE IN CONTROL AGREEMENT
A.M. CASTLE & CO

THIS AGREEMENT (“Agreement”), made and entered into this 9th day of August, 2007 (the “Effective Date”), by and between A.M. Castle & Co., a Maryland corporation(the “Company”), and Stephen V. Hooks (the “Executive”);

WITNESSETH THAT:

WHEREAS, the Company wishes to assure itself of the continuity of the Executive’s service and has determined that it is appropriate that the Executive receive certain payments in the event that the Executive’s employment is involuntarily terminated following a change in control as more fully described below; and

WHEREAS, the Company and the Executive accordingly desire to enter into this Agreement on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, IT IS HEREBY AGREED, by and between the parties as follows:

1.                  Relationship to Other Agreements.  Unless and until a Change of Control (as defined in paragraph 3) occurs, no benefits or other payments shall be payable under this Agreement.  If a Change of Control occurs during the Term of this Agreement (as defined in paragraph 2), this Agreement shall supersede that certain Severance Agreement between the Company and the Executive, dated August 9, 2007 (the “Severance Agreement), and any and all other agreements between the Executive and the Company regarding the payment of benefits upon a termination of the Executive’s employment with the Company.  If the Executive is entitled to severance pay or other benefits pursuant to the terms of this Agreement, the Executive shall not be eligible to receive any severance pay or other benefits pursuant to the terms of any other severance agreement or arrangement of the Company (or any affiliate of the Company), including any arrangement of the Company (or any affiliate of the Company) providing benefits upon involuntary termination of employment.

2.                  Agreement Term.  The “Term” of this Agreement shall begin on the Effective Date and shall continue through the first one-year anniversary of the Effective Date; provided, however, that as of the first one-year anniversary of the Effective Date, and on each one-year anniversary thereafter, the Term shall automatically be extended for one additional year unless, not later than 30 days prior to such applicable anniversary date, either party shall have given written notice to the other party that it does not wish to extend the Term; and provided, further, that if a Change in Control shall have occurred within 90 days of such termination dates, the Term of this Agreement shall automatically be deemed extended and shall continue for a period of twenty-four calendar months beyond the calendar month in which such Change in Control occurs.

3.                  Certain Definitions.  In addition to terms otherwise defined herein, the following capitalized terms used in this Agreement shall have the meanings specified below:

(a)     Cause.  The term “Cause” shall mean:

(i)    Executive’s willful theft or embezzlement, or willful attempted theft of embezzlement, of intangible assets or property of the Company;

(ii)   Any willful act knowingly committed by Executive that subjects the Company or any officer of the Company to any criminal liability for such act;

(iii)   The Executive’s engaging in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Company, the Executive’s credibility and reputation no longer conform to the standard of the Company’s executives;

(iv)   Gross and willful misconduct by Executive that results in a material injury to the Company;

(v)    Willful dishonesty of Executive that results in a material injury to the Company;

(vi)    Willful malfeasance by Executive, provided that such malfeasance, in fact, has an injurious effect on the Company;

(vii)    Executive’s willful insubordination or willful refusal to perform assigned duties provided that such assigned duties are consistent with the job duties of the Executive and that the Executive shall have an opportunity of 30 days after notice from the Company to cure any such act or failure to act;

(viii)    Executive’s material breach of this Agreement which continues for 30  days after notice from the Company.

(b)     Change in Control.  The term “Change in Control” shall mean any of the following that occur after the Effective Date:

(i)    Ownership, whether direct or indirect, of shares in excess of twenty-five percent (25%) of the outstanding shares of common stock of the Company by a Person (as that term is used in Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than Simpson Estates;

(ii)    The occurrence of any transaction relating to the Company required to be described pursuant to the requirements of Item 5(f) of Schedule 14(a) of Regulation 14(a) of the Securities Act of 1934 as promulgated by the Security and Exchange Commission; or

(iii)    Any change in the composition of the Board of Directors of the Company (the “Board”) over a two-year period which results in a majority of the then present directors of the Company not constituting a majority two years later, provided that in making such determination, directors who are elected by or upon the recommendation of the then current majority of the Board shall be excluded.

(c)     Code.  The term “Code” means the Internal Revenue Code of 1986, as amended.

(d)     Good Reason.  The term “Good Reason” shall mean:

(i)    a material diminution in the Executive’s base compensation;

(ii)    a material diminution in the Executive’s authority, duties, or responsibilities;

(iii)    a material diminution in the authority, duties, or responsibilities of the person to whom the Executive is required to report;

(iv)    a material diminution in the budget over which the Executive retains authority;

(v)    a material change in the geographic location at which the Executive must perform services for the Company; or

(vi)    any other action or inaction that constitutes a material breach by the Company of this Agreement.

For purposes of this Agreement, in order for a termination of employment by the Executive to be considered to be on account of Good Reason, the following conditions must be met by the Executive:

(A)     the Executive provides written notice to the Company of the existence of the condition(s) described in this subparagraph (c) potentially constituting Good Reason within 90 days of the initial existence of such conditions, and

(B)     the Company fails to remedy the conditions within 30 days of such notice, and

(C)     the Executive actually terminates employment with the Company within six months of providing the notice described in this subparagraph (c).

(e)     Termination Date.

The term “Termination Date” means the date on which the Executive’s employment with the Company and its affiliates terminates for any reason, including voluntary resignation.  If the Executive becomes employed by an entity into which the Company has merged, or by the purchaser of substantially all of the assets of the Company, or by a successor to such entity or purchaser, a Termination Date shall not be treated as having occurred for purposes of this Agreement until such time as the Executive terminates employment with the successor and its affiliates (including, without limitation, the merged entity or purchaser).  If the Executive is transferred to employment with an affiliate (including a successor to the Company, and regardless of whether before, on, or after a Change in Control), such transfer shall not constitute a Termination Date for purposes of this Agreement.

4.                  Payments and Benefits.  Subject to the terms and conditions of this Agreement, if the Executive’s employment is terminated during the Term of this Agreement after a Change of Control (A) by the Company for a reason other than for Cause or (B) by the Executive for Good Reason, the Executive shall be entitled to:

(a)     lump sum severance payment equal to two times the Executive’s annual base salary in effect immediately prior to the Termination Date.

(b)     a lump sum payment in an amount equal to the annual short-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of the calendar year in which his Termination Date occurs and had the applicable incentive target(s) for such calendar year been fully met, pro-rated for the number of days during the calendar year that the Executive was employed prior to the Termination Date; provided, however, that if the Executive’s Termination Date occurs after June 30th of the calendar year, the Executive may elect, in a writing filed with the Company during the 7-day period immediately following his Termination Date, to have the amount payable to him under this subparagraph (b) calculated on the basis of the actual (rather than the target) short-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such calendar year, which amount shall be pro-rated as set forth in this subparagraph (b).

(c)     for each performance cycle for which an award to the Executive is outstanding under the Company’s long-term incentive compensation plan and with respect to which the Executive has performed services at his Termination Date for a period greater than 50 percent of the total performance cycle, a lump sum payment in an amount equal to the long-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such performance cycle and had the applicable incentive targets for such performance cycle been fully met, pro-rated for the number of days during the applicable performance cycle that the Executive was employed prior to the Termination Date.

(d)     if the Executive is vested in the Company’s tax-qualified defined benefit plan at the time his employment terminates, he shall be entitled to an amount equal to the actuarial equivalent of the additional amount that Executive would have earned under such plan had he accumulated three(3) additional continuous years of service for benefit crediting purposes.  Such amount shall be paid to Executive in an actuarially equivalent cash lump sum at Executive’s normal retirement age (as defined in such tax-qualified defined benefit plan), unless the Executive chooses the option provided under Code Section 409A as outlined in paragraph 8 herein.

(e)     continued health benefit coverage for the Executive and the Executive’s qualified beneficiaries as provided in section 4980B of the Code (“COBRA”)).  Such COBRA continuation coverage shall be provided to the Executive and the Executive’s qualified beneficiaries only if and to the extent that the Executive (or his qualified beneficiaries, as applicable) makes a timely and proper election to be covered under COBRA and makes timely payments for the cost of such coverage; provided, however, that such COBRA coverage shall be at the Company’s expense for the period beginning on the day after the Termination Date and ending on the earlier of (i) the first anniversary of the Termination Date or (ii) the date on which the Executive commences employment with another employer.

(f)      for the period beginning on the Termination Date and ending on the earlier of (i) the first anniversary of the Termination Date and (ii) the date on which the Executive commences employment with another employer, the Executive shall be permitted the use of a Company-owned or leased automobile on the terms and conditions set forth in the Company’s Automobile Policy.

For the avoidance of doubt, the Executive shall not be entitled to any benefits under this Agreement if his termination of employment occurs on account of his death, disability, or voluntary resignation (other than for Good Reason).

5.                  Time of Payments.  Provided that the conditions of paragraph 6 (relating to waiver and release) have been satisfied, payments pursuant to subparagraphs 4(a), 4(b) and 4(c) shall be paid on March 1st of the calendar year following the calendar year in which the Executive’s Termination Date occurs or at such earlier date as may apply in accordance with the following:

(a )    the payment pursuant to subparagraph 4(a) (relating to severance pay) shall be paid within 10 days following the later of (i) the Executive’s Termination Date or (ii) the date on which the conditions of paragraph 6 are satisfied; and

(b)     any payment pursuant to subparagraphs 4(b) and 4(c) (relating to incentive compensation) shall be made within 10 days following the later of (i) the date that the short-term incentive compensation would have been paid if the Executive’s Termination Date had not occurred, and (ii) the date on which the conditions of paragraph 6 are satisfied.

Notwithstanding any other provision of this Agreement, if the requirements of paragraph 6 are not satisfied on or before March 1st of the calendar year following the calendar year in which the Executive’s Termination Date occurs, the Executive shall not be entitled to any payments or benefits under this Agreement.

6.                  Waiver and Release.  The Executive shall not be entitled to any payments or benefits under this Agreement unless and until the Participant executes and delivers to the Company a valid release of any and all claims against the Company and its affiliates in a form acceptable to the Company and the revocation period for such release has expired without revocation.

7.                  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.  None of the Company or any of its affiliates shall be entitled to set off against the amounts payable to the Executive under this Agreement any amounts owed to the Company or any of its affiliates by the Executive, any amounts earned by the Executive in other employment after the Termination Date, or any amounts which might have been earned by the Executive in other employment had he sought such other employment.

8.                  Parachute Payments.   The Company and the Executive agree that if any payment or benefit to which the Executive is entitled from the Company, any affiliate, or any trusts established by the Company or by any affiliate (whether or not payable under this Agreement) including, without limitation, the vesting of an option or other non-cash benefit or property (all such payments, benefits and vesting being referred to collectively as “Payments”) are subject to the tax imposed by section 4999 of the Internal Revenue Code of 1986 or any successor provision to that section, then Executive may choose to receive the aggregate present value of those payments either:
(a)     three times Executive’s base amount less one dollar, or

(b)     the amount which yields the Executive the greatest after-tax amount of payments under this Agreement and any other plan, program or arrangement with the Company after taking into account all applicable taxes on those payments, including, but not limited to, the excise tax imposed under Section 4999 of the Code.

(c)     The Executive shall be entitled to select the order in which payments are to be reduced in accordance with the preceding sentence.  Determination of whether Payments would result in the application of the tax imposed by section 4999, and the amount of reduction that is necessary so that no such tax would be applied, shall be made, at the Company’s expense, by the independent accounting firm employed by the Company immediately prior to the occurrence of the Change in Control.

9.                  Withholding.  All payments to the Executive under this Agreement will be subject to all applicable withholding of applicable taxes.

10.               Confidential Information.  The Executive agrees that during the Agreement Term and at all times thereafter:

(a)     Except as may be required by the lawful order of a court or agency of competent jurisdiction, except as necessary to carry out his duties to the Company and its affiliates, or except to the extent that the Executive has express authorization from the Company, the Executive agrees to keep secret and confidential indefinitely, all Confidential Information (as defined below), and not to disclose the same, either directly or indirectly, to any other person, firm, or business entity, or to use it in any way.

(b)     To the extent that any court or agency seeks to have the Executive disclose Confidential Information, he shall promptly inform the Company, and he shall take such reasonable steps to prevent disclosure of Confidential Information until the Company has been informed of such requested disclosure, and the Company has an opportunity to respond to such court or agency.  To the extent that the Executive obtains information on behalf of the Company or any of its affiliates that may be subject to attorney-client privilege as to the Company’s attorneys, the Executive shall take reasonable steps to maintain the confidentiality of such information and to preserve such privilege.

(c)     Nothing in the foregoing provisions of this paragraph 10 shall be construed so as to prevent the Executive from using, in connection with his employment for himself or an employer other than the Company or any of the affiliates, knowledge which was acquired by him during the course of his employment with the Company and its affiliates, and which is generally known to persons of his experience in other companies in the same industry.

(d)     For purposes of this Agreement, the term “Confidential Information” shall include all non-public information (including, without limitation, information regarding litigation and pending litigation) concerning the Company and its affiliates which was acquired by or disclosed to the Executive during the course of his employment with the Company, or during the course of his consultation with the Company following the Termination Date.

(e)    This paragraph 10 shall not be construed to unreasonably restrict the Executive’s ability to disclose confidential information in an arbitration proceeding or a court proceeding in connection with the assertion of, or defense against any claim of breach of this Agreement.  If there is a dispute between the Company and the Executive as to whether information may be disclosed in accordance with this subparagraph (e), the matter shall be submitted to the arbitrators or the court (whichever is applicable) for decision.

11.              Competition.  During the Term of the Agreement and for a period of 12 months after termination of the Executive’s employment with the Company for any reason, the Executive shall not, without the express written consent of the Chief Executive Officer of the Company:

(a)     be employed by, serve as a consultant to, or otherwise assist or directly or indirectly provide services to a Competitor (defined below) if: (i) the services that the Executive is to provide to the Competitor are the same as, or substantially similar to, any of the services that the Executive provided to the Company or its affiliates, and such services are to be provided with respect to any location in which the Company or an affiliate of the Company has material operations during the 12-month period prior to the Termination Date, or with respect to any location in which the Company or an affiliate of the Company has devoted material resources to establishing operations during the 12-month period prior to the Termination Date; or (ii) the trade secrets, confidential information, or proprietary information (including, without limitation, confidential or proprietary methods) of the Company and its affiliates to which the Executive had access could reasonably be expected to benefit the Competitor if the Competitor were to obtain access to such secrets or information.  For purposes of this subparagraph (a), services provided by others shall be deemed to have been provided by the Executive if the Executive had material supervisory responsibilities with respect to the provision of such services.

(b)    solicit or attempt to solicit any party who is then or, during the 12-month period prior to such solicitation or attempt by the Executive was (or was solicited to become), a customer or supplier of the Company, provided that the restriction in this subparagraph (b) shall not apply to any activity on behalf of a business that is not a Competitor.

(c)    solicit, entice, persuade or induce any individual who is employed by the Company or its affiliates (or was so employed within 90 days prior to the Executive’s action) to terminate or refrain from renewing or extending such employment or to become employed by or enter into contractual relations with any other individual or entity other than the Company or its affiliates, and the Executive shall not approach any such employee for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity.

(d)    directly or indirectly own an equity interest in any Competitor (other than ownership of 5% or less of the outstanding stock of any corporation listed on the New York Stock Exchange or the American Stock Exchange or included in the NASDAQ System).

The term “Competitor” means any enterprise (including a person, firm or business, whether or not incorporated) during any period in which it is materially competitive in any way with any business in which the Company or any of its affiliates was engaged during the 12-month period prior to the Executive’s termination of employment.  Upon the written request of the Executive, the Company’s Chief Executive Officer will determine whether a business or other entity constitutes a “Competitor” for purposes of this paragraph and may require the Executive to provide such information as the Chief Executive Officer determines to be necessary to make such determination.  The current and continuing effectiveness of such determination may be conditioned on the accuracy of such information, and on such other factors as the Chief Executive Officer may determine.

12.              Non-Disparagement.  The Executive agrees that, while he is employed by the Company, and after his Termination Date, he shall not make any false, defamatory or disparaging statements about the Company, its affiliates, or the officers or directors of the Company or its affiliates that are reasonably likely to cause material damage to the Company, its affiliates, or the officers or directors of the Company or its affiliates.  While the Executive is employed by the Company, and after the Termination Date, the Company agrees, on behalf of itself and its affiliates, that neither the officers nor the directors of the Company or its affiliates shall make any false, defamatory or disparaging statements about the Executive that are reasonably likely to cause material damage to the Executive.

13.              Nonalienation.  The interests of the Executive under this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Executive or the Executive’s beneficiary.

14.              Amendment.  This Agreement may be amended or canceled only by mutual agreement of the parties in writing without the consent of any other person.  So long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

15.              Applicable Law.  The provisions of this Agreement shall be construed in accordance with the laws of the State of Illinois, without regard to the conflict of law provisions of any state.

16.              Severability.  The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, and this Agreement will be construed as if such invalid or unenforceable provision were omitted (but only to the extent that such provision cannot be appropriately reformed or modified).

17.              Obligation of Company.  Except as otherwise specifically provided in this Agreement, nothing in this Agreement shall be construed to affect the Company’s right to modify the Executive’s position or duties, compensation, or other terms of employment, or to terminate the Executive’s employment.  Nothing in this Agreement shall be construed to provide to Executive any rights upon termination of Executive’s employment with the Company other than as specifically described in paragraph 4.  If Executive’s employment is terminated other than by the Company for Cause or by the Executive for Good Reason, the Executive’ benefits shall be determined in accordance with the applicable retirement, insurance and other programs of the Company as may then be in effect.

18.              Waiver of Breach.  No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time.  The failure of any party hereto to take any action by reason of such breach will not deprive such party of the right to take action at any time while such breach continues.

19.              Successors, Assumption of Contract.  This Agreement is personal to the Executive and may not be assigned by the Executive without the written consent of the Company.  However, to the extent that rights or benefits under this Agreement otherwise survive the Executive’s death, the Executive’s heirs and estate shall succeed to such rights and benefits pursuant to the Executive’s will or the laws of descent and distribution.  This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

20.              Notices.  Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below.  Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)         in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received.  Communications that are to be delivered by the U.S. mail or by overnight service or two-day delivery service are to be delivered to the addresses set forth below:

to the Company:

A. M. Castle & Co.
3400 North Wolf Road
Franklin Park, IL60131
Attn:  Corporate Secretary

or to the Executive:

Stephen V. Hooks
400 Rollingwood Lane
Joliet, IL 60431

Each party, by written notice furnished to the other party, may modify the applicable delivery address, except that notice of change of address shall be effective only upon receipt.

21.              Arbitration of All Disputes.  Any controversy or claim arising out of or relating to this Agreement (or the breach thereof) shall be settled by final, binding and non-appealable arbitration in Illinois, by three arbitrators.  Except as otherwise expressly provided in this paragraph 21, the arbitration shall be conducted in accordance with the rules of the American Arbitration Association (the “Association”) then in effect.  One of the arbitrators shall be appointed by the Company, one shall be appointed by the Executive, and the third shall be appointed by the first two arbitrators.  If the first two arbitrators cannot agree on the third arbitrator within 30 days of the appointment of the second arbitrator, then the third arbitrator shall be appointed by the Association.

22.              Survival of Agreement.  Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties to this Agreement shall survive the termination of the Executive’s employment with the Company.

23.              Counterparts.  This Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

IN WITNESS THEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Effective Date.

Executive:

/s/ Stephen V. Hooks
Chief Operating Officer

A. M. Castle & Co.:

By /s/ Michael H. Goldberg
Its: President & CEO

SEVERANCE AGREEMENT

A.M. CASTLE & CO.

THIS AGREEMENT (“Agreement”), made and entered into this 9th day of August, 2007 (the “Effective Date”), by and between A.M. Castle & Co., a Maryland corporation(the “Company”), and Stephen V. Hooks (the “Executive”);

WITNESSETH THAT:

WHEREAS, the Company wishes to assure itself of the continuity of the Executive’s service and has determined that it is appropriate that the Executive receive certain payments in the event of an involuntary termination of employment; and

WHEREAS, the Company and the Executive accordingly desire to enter into this Agreement on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, IT IS HEREBY AGREED, by and between the parties as follows:

1.                  Relationship to Other Agreements.  Except as otherwise provided in any other agreement between the Company and the Executive which specifically identifies this Agreement and specifically provides that it supersedes this Agreement, this Agreement shall supersede any and all other agreements between the Executive and the Company regarding the payment of benefits upon a termination of the Executive’s employment with the Company.  If the Executive is entitled to severance pay or other benefits pursuant to the terms of this Agreement, the Executive shall not be eligible to receive any severance pay or other benefits pursuant to the terms of any other severance agreement or arrangement of the Company (or any affiliate of the Company), including any arrangement of the Company (or any affiliate of the Company) providing benefits upon involuntary termination of employment.

2.                  Agreement Term.  The “Term” of this Agreement shall begin on the Effective Date and shall continue through the first one-year anniversary of the Effective Date; provided, however, that as of the first one-year anniversary of the Effective Date, and on each one-year anniversary thereafter, the Term shall automatically be extended for one additional year unless, not later than 30 days prior to such applicable anniversary date, either party shall have given written notice to the other party that it does not wish to extend the Term.

3.                  Certain Definitions.  In addition to terms otherwise defined herein, the following capitalized terms used in this Agreement shall have the meanings specified below:

(a)                Cause.  The term “Cause” shall mean:

(i)          Executive’s willful theft or embezzlement, or willful attempted theft of embezzlement, of intangible assets or property of the Company;

(ii)         Any willful act knowingly committed by Executive that subjects the Company or any officer of the Company to any criminal liability for such act;

(iii)        The Executive’s engaging in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Company, the Executive’s credibility and reputation no longer conform to the standard of the Company’s executives;

(iv)        Gross and willful misconduct by Executive that results in a material injury to the Company;

(v)         Willful dishonesty of Executive that results in a material injury to the Company;

(vi)        Willful malfeasance by Executive, provided that such malfeasance, in fact, has an injurious effect on the Company;

(vii)       Executive’s willful insubordination or willful refusal to perform assigned duties provided that such assigned duties are consistent with the job duties of the Executive and that the Executive shall have an opportunity of 30 days after notice from the Company to cure any such act or failure to act;

(viii)      Executive’s material breach of this Agreement which continues for 30 days after notice from the Company.

(b)               Code.  The term “Code” means the Internal Revenue Code of 1986, as amended.

(c)                Good Reason.  The term “Good Reason” shall mean:

(i)         a material diminution in the Executive’s base compensation;

(ii)         a material diminution in the Executive’s authority, duties, or responsibilities;

(iii)        a material diminution in the authority, duties, or responsibilities of the person to whom the Executive is required to report;

(iv)       a material diminution in the budget over which the Executive retains authority;

(v)        a material change in the geographic location at which the Executive must perform services for the Company; or

(vi)       any other action or inaction that constitutes a material breach by the Company of this Agreement.

For purposes of this Agreement, in order for a termination of employment by the Executive to be considered to be on account of Good Reason, the following conditions must by met by the Executive:

(A)    the Executive provides written notice to the Company of the existence of the condition(s) described in this subparagraph (c) potentially constituting Good Reason within 90 days of the initial existence of such condition(s), and

(B)    the Company fails to remedy the conditions which the Executive outlines in his written notice within 30 days of such notice, and

(C)    the Executive actually terminates employment with the Company within six months of providing the notice described in this subparagraph (c).

(d)             Termination Date.  The term “Termination Date” means the date on which the Executive’s employment with the Company and its affiliates terminates for any reason, including voluntary resignation.  If the Executive becomes employed by an entity into which the Company has merged, or by the purchaser of substantially all of the assets of the Company, or by a successor to such entity or purchaser, a Termination Date shall not be treated as having occurred for purposes of this Agreement until such time as the Executive terminates employment with the successor and its affiliates (including, without limitation, the merged entity or purchaser).  If the Executive is transferred to employment with an affiliate (including a successor to the Company), such transfer shall not constitute a Termination Date for purposes of this Agreement.

4.                  Payments and Benefits.  Subject to the terms and conditions of this Agreement, if the Executive’s employment is terminated during the Term of this Agreement (A) by the Company for a reason other than for Cause or (B) by the Executive for Good Reason, the Executive shall be entitled to:

(a)            a lump sum severance payment equal to one times the Executive’s annual base salary in effect immediately prior to the Termination Date.

(b)            a lump sum payment in an amount equal to the annual short-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of the calendar year in which the Termination Date occurs and had the applicable incentive target(s) for such calendar year been fully met, pro-rated for the number of days during the calendar year that the Executive was employed prior to the Termination Date; provided, however, that if the Executive’s Termination Date occurs after June 30th of the calendar year, the Executive may elect, in a writing filed with the Company during the 7-day period immediately following his Termination Date, to have the amount payable to him under this subparagraph (b) calculated on the basis of the actual (rather than the target) short-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such calendar year, which amount shall be pro-rated as set forth in this subparagraph (b).

(c)             with respect to any granted but not awarded performance Stock pursuant to the Company’s long term incentive plan, the 2005 to 2007 Restricted, Stock Option and Equity Plan,  initiated on January 1, 2005 and terminating on December 31, 2007, Executive shall receive the entire lump sum of that grant at Termination; provided , however, that if the Executive’s Termination occurs after June 30th of the calendar year, the Executive may elect, in a writing filed with the Company during the 7-day period immediately following his Termination Date, to have the amount payable to him under this subparagraph (c) calculated on the basis of the actual (rather than the target) long-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such calendar year.

(d)             with respect to any granted but not awarded Performance Stock or other long term incentive compensation, a lump sum payment in an amount to which the Executive  would have been entitled had he continued in the employ of the Company through the last day of the calendar year in which the Termination Date occurs and had the applicable incentive target(s) for such calendar year been fully met, pro-rated for the number of days during the calendar year that the Executive was employed prior to the Termination Date; provided, however, that if the Executive’s Termination Date occurs after June 30th of the calendar year, the Executive may elect, in a writing filed with the Company during the 7-day period immediately following his Termination Date, to have the amount payable to him under this subparagraph (c) calculated on the basis of the actual (rather than the target) long-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such calendar year, which amount shall be pro-rated as set forth in this subparagraph (c).

(e)            continued health benefit coverage for the Executive and the Executive’s qualified beneficiaries as provided in section 4980B of the Code (“COBRA”)).  Such COBRA continuation coverage shall be provided to the Executive and the Executive’s qualified beneficiaries only if and to the extent that the Executive (or his qualified beneficiaries, as applicable) make a timely and proper election to be covered under COBRA and make timely payments for the cost of such coverage; provided, however, that such COBRA coverage shall be at the Company’s expense for the period beginning on the day after the Termination Date and ending on the earlier of (i) the first anniversary of the Termination Date or (ii) the date on which the Executive commences employment with another employer.

(f)             for the period beginning on the Termination Date and ending on the earlier of (i) the first anniversary of the Termination Date and (ii) the date on which the Executive commences employment with another employer, the Executive shall be permitted the use of a Company-owned or leased automobile on the terms and conditions set forth in the Company’s Automobile Policy.

For the avoidance of doubt, the Executive shall not be entitled to any benefits under this Agreement if his termination of employment occurs on account of his death, disability, or voluntary resignation (other than for Good Reason).

5.                  Time of Payments.  Provided that the conditions of paragraph 6 (relating to waiver and release) have been satisfied, payments pursuant to subparagraphs 4(a) and 4(b) shall be paid no later than March 15th of the calendar year following the calendar year in which the Executive’s Termination Date occurs or at such earlier date as may apply in accordance with the following:

(a)      the payment pursuant to subparagraph 4(a) (relating to severance pay) shall be paid within 10 days following the later of (i) the Executive’s Termination Date or (ii) the date on which the conditions of paragraph 6 are satisfied; and

(b)      the payment pursuant to subparagraph 4(b) and (c)(relating to incentive compensation) shall be made within 10 days following the later of (i) the date that the long-term and/or short-term incentive compensation would have been paid if the Participant’s Termination Date had not occurred, and (ii) the date on which the conditions of paragraph 6 are satisfied.

Notwithstanding any other provision of this Agreement, if the requirements of paragraph 6 are not satisfied on or before March 1st of the calendar year following the calendar year in which the Executive’s Termination Date occurs, the Executive shall not be entitled to any payments or benefits under this Agreement.

6.                  Waiver and Release.  The Executive shall not be entitled to any payments or benefits under this Agreement unless and until the Participant executes and delivers to the Company a valid release of any and all claims against the Company and its affiliates in a form acceptable to the Company and the revocation period for such release has expired without revocation.

7.                  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.  None of the Company or any of its affiliates shall be entitled to set off against the amounts payable to the Executive under this Agreement any amounts owed to the Company or any of its affiliates by the Executive, any amounts earned by the Executive in other employment after the Termination Date, or any amounts which might have been earned by the Executive in other employment had he sought such other employment.

8.                  Parachute Payments.   The Company and the Executive agree that if any payment or benefit to which the Executive is entitled from the Company, any affiliate, or any trusts established by the Company or by any affiliate (whether or not payable under this Agreement) including, without limitation, the vesting of an option or other non-cash benefit or property (all such payments, benefits and vesting being referred to collectively as “Payments”) are subject to the tax imposed by section 4999 of the Internal Revenue Code of 1986 or any successor provision to that section, then the Payments shall be reduced to the extent required to avoid application of the tax imposed by Code section 4999.  The Executive shall be entitled to select the order in which payments are to be reduced in accordance with the preceding sentence.  Determination of whether Payments would result in the application of the tax imposed by section 4999, and the amount of reduction that is necessary so that no such tax would be applied, shall be made, at the Company’s expense, by the independent accounting firm employed by the Company on the Termination Date.

9.                  Withholding.  All payments to the Executive under this Agreement will be subject to all applicable withholding of applicable taxes.

10.              Confidential Information.  The Executive agrees that during the Agreement Term and at all times thereafter:

(a)       Except as may be required by the lawful order of a court or agency of competent jurisdiction, except as necessary to carry out his duties to the Company and its affiliates, or except to the extent that the Executive has express authorization from the Company, the Executive agrees to keep secret and confidential indefinitely, all Confidential Information (as defined below), and not to disclose the same, either directly or indirectly, to any other person, firm, or business entity, or to use it in any way.

(b)       To the extent that any court or agency seeks to have the Executive disclose Confidential Information, he shall promptly inform the Company, and he shall take such reasonable steps to prevent disclosure of Confidential Information until the Company has been informed of such requested disclosure, and the Company has an opportunity to respond to such court or agency.  To the extent that the Executive obtains information on behalf of the Company or any of its affiliates that may be subject to attorney-client privilege as to the Company’s attorneys, the Executive shall take reasonable steps to maintain the confidentiality of such information and to preserve such privilege.

(c)       Nothing in the foregoing provisions of this paragraph 10 shall be construed so as to prevent the Executive from using, in connection with his employment for himself or an employer other than the Company or any of the affiliates, knowledge which was acquired by him during the course of his employment with the Company and its affiliates, and which is generally known to persons of his experience in other companies in the same industry.

(d)       For purposes of this Agreement, the term “Confidential Information” shall include all non-public information (including, without limitation, information regarding litigation and pending litigation) concerning the Company and its affiliates which was acquired by or disclosed to the Executive during the course of his employment with the Company, or during the course of his consultation with the Company following the Termination Date.

(e)       This paragraph 10 shall not be construed to unreasonably restrict the Executive’s ability to disclose confidential information in an arbitration proceeding or a court proceeding in connection with the assertion of, or defense against any claim of breach of this Agreement.  If there is a dispute between the Company and the Executive as to whether information may be disclosed in accordance with this subparagraph (e), the matter shall be submitted to the arbitrators or the court (whichever is applicable) for decision.

11.              Competition.  During the Term of the Agreement and for a period of 12 months after termination of the Executive’s employment with the Company for any reason, the Executive shall not, without the express written consent of the Chief Executive Officer of the Company:

(a)    be employed by, serve as a consultant to, or otherwise assist or directly or indirectly provide services to a Competitor (defined below) if: (i) the services that the Executive is to provide to the Competitor are the same as, or substantially similar to, any of the services that the Executive provided to the Company or its affiliates, and such services are to be provided with respect to any location in which the Company or an affiliate of the Company has material operations during the 12-month period prior to the Termination Date, or with respect to any location in which the Company or an affiliate of the Company has devoted material resources to establishing operations during the 12-month period prior to the Termination Date; or (ii) the trade secrets, confidential information, or proprietary information (including, without limitation, confidential or proprietary methods) of the Company and its affiliates to which the Executive had access could reasonably be expected to benefit the Competitor if the Competitor were to obtain access to such secrets or information.  For purposes of this subparagraph (a), services provided by others shall be deemed to have been provided by the Executive if the Executive had material supervisory responsibilities with respect to the provision of such services.

(b)    solicit or attempt to solicit any party who is then or, during the 12-month period prior to such solicitation or attempt by the Executive was (or was solicited to become), a customer or supplier of the Company, provided that the restriction in this subparagraph (b) shall not apply to any activity on behalf of a business that is not a Competitor.

(c)    solicit, entice, persuade or induce any individual who is employed by the Company or its affiliates (or was so employed within 90 days prior to the Executive’s action) to terminate or refrain from renewing or extending such employment or to become employed by or enter into contractual relations with any other individual or entity other than the Company or its affiliates, and the Executive shall not approach any such employee for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity.

(d)    directly or indirectly own an equity interest in any Competitor (other than ownership of 5% or less of the outstanding stock of any corporation listed on the New York Stock Exchange or the American Stock Exchange or included in the NASDAQ System).

The term “Competitor” means any enterprise (including a person, firm or business, whether or not incorporated) during any period in which it is materially competitive in any way with any business in which the Company or any of its affiliates was engaged during the 12-month period prior to the Executive’s termination of employment.  Upon the written request of the Executive, the Company’s Chief Executive Officer will determine whether a business or other entity constitutes a “Competitor” for purposes of this paragraph and may require the Executive to provide such information as the Chief Executive Officer determines to be necessary to make such determination.  The current and continuingeffectiveness of such determination may be conditioned on the accuracy of such information, and on such other factors as the Chief Executive Officer may determine.

12.              Non-Disparagement.  The Executive agrees that, while he is employed by the Company, and after his Termination Date, he shall not make any false, defamatory or disparaging statements about the Company, its affiliates, or the officers or directors of the Company or its affiliates that are reasonably likely to cause material damage to the Company, its affiliates, or the officers or directors of the Company or its affiliates.  While the Executive is employed by the Company, and after the Termination Date, the Company agrees, on behalf of itself and its affiliates, that neither the officers nor the directors of the Company or its affiliates shall make any false, defamatory or disparaging statements about the Executive that are reasonably likely to cause material damage to the Executive.

13.              Nonalienation.  The interests of the Executive under this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Executive or the Executive’s beneficiary.

14.              Amendment.  This Agreement may be amended or canceled only by mutual agreement of the parties in writing without the consent of any other person.  So long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

15.              Applicable Law.  The provisions of this Agreement shall be construed in accordance with the laws of the State of Illinois, without regard to the conflict of law provisions of any state.

16.              Severability.  The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, and this Agreement will be construed as if such invalid or unenforceable provision were omitted (but only to the extent that such provision cannot be appropriately reformed or modified).

17.              Obligation of Company.  Except as otherwise specifically provided in this Agreement, nothing in this Agreement shall be construed to affect the Company’s right to modify the Executive’s position or duties, compensation, or other terms of employment, or to terminate the Executive’s employment.  Nothing in this Agreement shall be construed to provide to the Executive any rights upon termination of the Executive’s employment with the Company other than as specifically described in paragraph 4.  If the Executive’s employment is terminated other than by the Company for Cause or by the Executive for Good Reason, the Executive’ benefits shall be determined in accordance with the applicable retirement, insurance and other programs of the Company as may then be in effect.

18.              Waiver of Breach.  No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time.  The failure of any party hereto to take any action by reason of such breach will not deprive such party of the right to take action at any time while such breach continues.

19.              Successors, Assumption of Contract.  This Agreement is personal to the Executive and may not be assigned by the Executive without the written consent of the Company.  However, to the extent that rights or benefits under this Agreement otherwise survive the Executive’s death, the Executive’s heirs and estate shall succeed to such rights and benefits pursuant to the Executive’s will or the laws of descent and distribution.  This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

20.              Notices.  Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below.  Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)    in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received.  Communications that are to be delivered by the U.S. mail or by overnight service or two-day delivery service are to be delivered to the addresses set forth below:

to the Company:

A.M.Castle & Co.
3400 North Wolf Road
Franklin Park, IL60131
Attn:  Corporate Secretary
or to the Executive:

                        Stephen V. Hooks
                        400 Rollingwood Lane
                        Joliet, IL  60431

Each party, by written notice furnished to the other party, may modify the applicable delivery address, except that notice of change of address shall be effective only upon receipt.

21.              Arbitration of All Disputes.  Any controversy or claim arising out of or relating to this Agreement (or the breach thereof) shall be settled by final, binding and non-appealable arbitration in Illinois, by three arbitrators.  Except as otherwise expressly provided in this paragraph 21, the arbitration shall be conducted in accordance with the rules of the American Arbitration Association (the “Association”) then in effect.  One of the arbitrators shall be appointed by the Company, one shall be appointed by the Executive, and the third shall be appointed by the first two arbitrators.  If the first two arbitrators cannot agree on the third arbitrator within 30 days of the appointment of the second arbitrator, then the third arbitrator shall be appointed by the Association.

22.              Survival of Agreement.  Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties to this Agreement shall survive the termination of the Executive’s employment with the Company.

23.              Counterparts.  This Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

IN WITNESS THEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Effective Date.

Executive:

/s/ Stephen V. Hooks
Chief Operating Officer

A. M. Castle & Co.:

By /s/ Michael H. Goldberg
Its: President & CEO

CHANGE IN CONTROL AGREEMENT

A.M. CASTLE & CO.

THIS AGREEMENT (“Agreement”), made and entered into this 9th day of August, 2007 (the “Effective Date”), by and between A.M. Castle & Co., a Maryland corporation(the “Company”), and Lawrence A. Boik (the “Executive”);

WITNESSETH THAT:

WHEREAS, the Company wishes to assure itself of the continuity of the Executive’s service and has determined that it is appropriate that the Executive receive certain payments in the event that the Executive’s employment is involuntarily terminated following a change in control as more fully described below; and

WHEREAS, the Company and the Executive accordingly desire to enter into this Agreement on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, IT IS HEREBY AGREED, by and between the parties as follows:

1.                  Relationship to Other Agreements.  Unless and until a Change of Control (as defined in paragraph 3) occurs, no benefits or other payments shall be payable under this Agreement.  If a Change of Control occurs during the Term of this Agreement (as defined in paragraph 2), this Agreement shall supersede that certain Severance Agreement between the Company and the Executive, dated August 9, 2007 (the “Severance Agreement), and any and all other agreements between the Executive and the Company regarding the payment of benefits upon a termination of the Executive’s employment with the Company.  If the Executive is entitled to severance pay or other benefits pursuant to the terms of this Agreement, the Executive shall not be eligible to receive any severance pay or other benefits pursuant to the terms of any other severance agreement or arrangement of the Company (or any affiliate of the Company), including any arrangement of the Company (or any affiliate of the Company) providing benefits upon involuntary termination of employment.

2.                  Agreement Term.  The “Term” of this Agreement shall begin on the Effective Date and shall continue through the first one-year anniversary of the Effective Date; provided, however, that as of the first one-year anniversary of the Effective Date, and on each one-year anniversary thereafter, the Term shall automatically be extended for one additional year unless, not later than 30 days prior to such applicable anniversary date, either party shall have given written notice to the other party that it does not wish to extend the Term; and provided, further, that if a Change in Control shall have occurred within 90 days of such termination dates, the Term of this Agreement shall automatically be deemed extended and shall continue for a period of twenty-four calendar months beyond the calendar month in which such Change in Control occurs.

3.                  Certain Definitions.  In addition to terms otherwise defined herein, the following capitalized terms used in this Agreement shall have the meanings specified below:

(a)     Cause.  The term “Cause” shall mean:

(i)      Executive’s willful theft or embezzlement, or willful attempted theft of embezzlement, of intangible assets or property of the Company;

(ii)     Any willful act knowingly committed by Executive that subjects the Company or any officer of the Company to any criminal liability for such act;

(iii)    The Executive’s engaging in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Company, the Executive’s credibility and reputation no longer conform to the standard of the Company’s executives;

(iv)    Gross and willful misconduct by Executive that results in a material injury to the Company;

(v)     Willful dishonesty of Executive that results in a material injury to the Company;

(vi)    Willful malfeasance by Executive, provided that such malfeasance, in fact, has an injurious effect on the Company;

(vii)   Executive’s willful insubordination or willful refusal to perform assigned duties provided that such assigned duties are consistent with the job duties of the Executive and that the Executive shall have an opportunity of 30 days after notice from the Company to cure any such act or failure to act;

(viii)   Executive’s material breach of this Agreement which continues for 30  days after notice from the Company.

(b)     Change in Control.  The term “Change in Control” shall mean any of the following that occur after the Effective Date:

(i)      Ownership, whether direct or indirect, of shares in excess of twenty-five percent (25%) of the outstanding shares of common stock of the Company by a Person (as that term is used in Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than Simpson Estates;

(ii)     The occurrence of any transaction relating to the Company required to be described pursuant to the requirements of Item 5(f) of Schedule 14(a) of Regulation 14(a) of the Securities Act of 1934 as promulgated by the Security and Exchange Commission; or

(iii)    Any change in the composition of the Board of Directors of the Company (the “Board”) over a two-year period which results in a majority of the then present directors of the Company not constituting a majority two years later, provided that in making such determination, directors who are elected by or upon the recommendation of the then current majority of the Board shall be excluded.

(c)     Code.  The term “Code” means the Internal Revenue Code of 1986, as amended.

(d)     Good Reason.  The term “Good Reason” shall mean:

(i)            a material diminution in the Executive’s base compensation;

(ii)          a material diminution in the Executive’s authority, duties, or responsibilities;

(iii)         a material diminution in the authority, duties, or responsibilities of the person to whom the Executive is required to report;

(iv)        a material diminution in the budget over which the Executive retains authority;

(v)          a material change in the geographic location at which the Executive must perform services for the Company; or

(vi)        any other action or inaction that constitutes a material breach by the Company of this Agreement.

For purposes of this Agreement, in order for a termination of employment by the Executive to be considered to be on account of Good Reason, the following conditions must be met by the Executive:

(D)        the Executive provides written notice to the Company of the existence of the condition(s) described in this subparagraph (c) potentially constituting Good Reason within 90 days of the initial existence of such conditions, and

(E)         the Company fails to remedy the conditions within 30 days of such notice, and

(F)         the Executive actually terminates employment with the Company within six months of providing the notice described in this subparagraph (c).

(e)     Termination Date.

The term “Termination Date” means the date on which the Executive’s employment with the Company and its affiliates terminates for any reason, including voluntary resignation.  If the Executive becomes employed by an entity into which the Company has merged, or by the purchaser of substantially all of the assets of the Company, or by a successor to such entity or purchaser, a Termination Date shall not be treated as having occurred for purposes of this Agreement until such time as the Executive terminates employment with the successor and its affiliates (including, without limitation, the merged entity or purchaser).  If the Executive is transferred to employment with an affiliate (including a successor to the Company, and regardless of whether before, on, or after a Change in Control), such transfer shall not constitute a Termination Date for purposes of this Agreement.

4.                  Payments and Benefits.  Subject to the terms and conditions of this Agreement, if the Executive’s employment is terminated during the Term of this Agreement after a Change of Control (A) by the Company for a reason other than for Cause or (B) by the Executive for Good Reason, the Executive shall be entitled to:

(a)     lump sum severance payment equal to two times the Executive’s annual base salary in effect immediately prior to the Termination Date.

(b)     a lump sum payment in an amount equal to the annual short-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of the calendar year in which his Termination Date occurs and had the applicable incentive target(s) for such calendar year been fully met, pro-rated for the number of days during the calendar year that the Executive was employed prior to the Termination Date; provided, however, that if the Executive’s Termination Date occurs after June 30th of the calendar year, the Executive may elect, in a writing filed with the Company during the 7-day period immediately following his Termination Date, to have the amount payable to him under this subparagraph (b) calculated on the basis of the actual (rather than the target) short-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such calendar year, which amount shall be pro-rated as set forth in this subparagraph (b).

(c)     for each performance cycle for which an award to the Executive is outstanding under the Company’s long-term incentive compensation plan and with respect to which the Executive has performed services at his Termination Date for a period greater than 50 percent of the total performance cycle, a lump sum payment in an amount equal to the long-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such performance cycle and had the applicable incentive targets for such performance cycle been fully met, pro-rated for the number of days during the applicable performance cycle that the Executive was employed prior to the Termination Date.

(d)     if the Executive is vested in the Company’s tax-qualified defined benefit plan at the time his employment terminates, he shall be entitled to an amount equal to the actuarial equivalent of the additional amount that Executive would have earned under such plan had he accumulated three(3) additional continuous years of service for benefit crediting purposes.  Such amount shall be paid to Executive in an actuarially equivalent cash lump sum at Executive’s normal retirement age (as defined in such tax-qualified defined benefit plan), unless the Executive chooses the option provided under Code Section 409A as outlined in paragraph 8 herein.

(e)     continued health benefit coverage for the Executive and the Executive’s qualified beneficiaries as provided in section 4980B of the Code (“COBRA”)).  Such COBRA continuation coverage shall be provided to the Executive and the Executive’s qualified beneficiaries only if and to the extent that the Executive (or his qualified beneficiaries, as applicable) makes a timely and proper election to be covered under COBRA and makes timely payments for the cost of such coverage; provided, however, that such COBRA coverage shall be at the Company’s expense for the period beginning on the day after the Termination Date and ending on the earlier of (i) the first anniversary of the Termination Date or (ii) the date on which the Executive commences employment with another employer.

(f)      for the period beginning on the Termination Date and ending on the earlier of (i) the first anniversary of the Termination Date and (ii) the date on which the Executive commences employment with another employer, the Executive shall be permitted the use of a Company-owned or leased automobile on the terms and conditions set forth in the Company’s Automobile Policy.

For the avoidance of doubt, the Executive shall not be entitled to any benefits under this Agreement if his termination of employment occurs on account of his death, disability, or voluntary resignation (other than for Good Reason).

5.                  Time of Payments.  Provided that the conditions of paragraph 6 (relating to waiver and release) have been satisfied, payments pursuant to subparagraphs 4(a), 4(b) and 4(c) shall be paid on March 1st of the calendar year following the calendar year in which the Executive’s Termination Date occurs or at such earlier date as may apply in accordance with the following:

(a )    the payment pursuant to subparagraph 4(a) (relating to severance pay) shall be paid within 10 days following the later of (i) the Executive’s Termination Date or (ii) the date on which the conditions of paragraph 6 are satisfied; and

(b)     any payment pursuant to subparagraphs 4(b) and 4(c) (relating to incentive compensation) shall be made within 10 days following the later of (i) the date that the short-term incentive compensation would have been paid if the Executive’s Termination Date had not occurred, and (ii) the date on which the conditions of paragraph 6 are satisfied.

Notwithstanding any other provision of this Agreement, if the requirements of paragraph 6 are not satisfied on or before March 1st of the calendar year following the calendar year in which the Executive’s Termination Date occurs, the Executive shall not be entitled to any payments or benefits under this Agreement.

6.                  Waiver and Release.  The Executive shall not be entitled to any payments or benefits under this Agreement unless and until the Participant executes and delivers to the Company a valid release of any and all claims against the Company and its affiliates in a form acceptable to the Company and the revocation period for such release hasexpired without revocation.

7.                  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.  None of the Company or any of its affiliates shall be entitled to set off against the amounts payable to the Executive under this Agreement any amounts owed to the Company or any of its affiliates by the Executive, any amounts earned by the Executive in other employment after the Termination Date, or any amounts which might have been earned by the Executive in other employment had he sought such other employment.

8.                  Parachute Payments.   The Company and the Executive agree that if any payment or benefit to which the Executive is entitled from the Company, any affiliate, or any trusts established by the Company or by any affiliate (whether or not payable under this Agreement) including, without limitation, the vesting of an option or other non-cash benefit or property (all such payments, benefits and vesting being referred to collectively as “Payments”) are subject to the tax imposed by section 4999 of the Internal Revenue Code of 1986 or any successor provision to that section, then Executive may choose to receive the aggregate present value of those payments either:

(a)     three times Executive’s base amount less one dollar, or

(b)     the amount which yields the Executive the greatest after-tax amount of payments under this Agreement and any other plan, program or arrangement with the Company after taking into account all applicable taxes on those payments, including, but not limited to, the excise tax imposed under Section 4999 of the Code.

(c)     The Executive shall be entitled to select the order in which payments are to be reduced in accordance with the preceding sentence.  Determination of whether Payments would result in the application of the tax imposed by section 4999, and the amount of reduction that is necessary so that no such tax would be applied, shall be made, at the Company’s expense, by the independent accounting firm employed by the Company immediately prior to the occurrence of the Change in Control.

9.                  Withholding.  All payments to the Executive under this Agreement will be subject to all applicable withholding of applicable taxes.

10.              Confidential Information.  The Executive agrees that during the Agreement Term and at all times thereafter:

(a)          Except as may be required by the lawful order of a court or agency of competent jurisdiction, except as necessary to carry out his duties to the Company and its affiliates, or except to the extent that the Executive has express authorization from the Company, the Executive agrees to keep secret and confidential indefinitely, all Confidential Information (as defined below), and not to disclose the same, either directly or indirectly, to any other person, firm, or business entity, or to use it in any way.

(b)         To the extent that any court or agency seeks to have the Executive disclose Confidential Information, he shall promptly inform the Company, and he shall take such reasonable steps to prevent disclosure of Confidential Information until the Company has been informed of such requested disclosure, and the Company has an opportunity to respond to such court or agency.  To the extent that the Executive obtains information on behalf of the Company or any of its affiliates that may be subject to attorney-client privilege as to the Company’s attorneys, the Executive shall take reasonable steps to maintain the confidentiality of such information and to preserve such privilege.

(c)          Nothing in the foregoing provisions of this paragraph 10 shall be construed so as to prevent the Executive from using, in connection with his employment for himself or an employer other than the Company or any of the affiliates, knowledge which was acquired by him during the course of his employment with the Company and its affiliates, and which is generally known to persons of his experience in other companies in the same industry.

(d)         For purposes of this Agreement, the term “Confidential Information” shall include all non-public information (including, without limitation, information regarding litigation and pending litigation) concerning the Company and its affiliates which was acquired by or disclosed to the Executive during the course of his employment with the Company, or during the course of his consultation with the Company following the Termination Date.

(e)    This paragraph 10 shall not be construed to unreasonably restrict the Executive’s ability to disclose confidential information in an arbitration proceeding or a court proceeding in connection with the assertion of, or defense against any claim of breach of this Agreement.  If there is a dispute between the Company and the Executive as to whether information may be disclosed in accordance with this subparagraph (e), the matter shall be submitted to the arbitrators or the court (whichever is applicable) for decision.

11.              Competition.  During the Term of the Agreement and for a period of 12 months after termination of the Executive’s employment with the Company for any reason, the Executive shall not, without the express written consent of the Chief Executive Officer of the Company:

(a)     be employed by, serve as a consultant to, or otherwise assist or directly or indirectly provide services to a Competitor (defined below) if: (i) the services that the Executive is to provide to the Competitor are the same as, or substantially similar to, any of the services that the Executive provided to the Company or its affiliates, and such services are to be provided with respect to any location in which the Company or an affiliate of the Company has material operations during the 12-month period prior to the Termination Date, or with respect to any location in which the Company or an affiliate of the Company has devoted material resources to establishing operations during the 12-month period prior to the Termination Date; or (ii) the trade secrets, confidential information, or proprietary information (including, without limitation, confidential or proprietary methods) of the Company and its affiliates to which the Executive had access could reasonably be expected to benefit the Competitor if the Competitor were to obtain access to such secrets or information.  For purposes of this subparagraph (a), services provided by others shall be deemed to have been provided by the Executive if the Executive had material supervisory responsibilities with respect to the provision of such services.

(b)     solicit or attempt to solicit any party who is then or, during the 12-month period prior to such solicitation or attempt by the Executive was (or was solicited to become), a customer or supplier of the Company, provided that the restriction in this subparagraph (b) shall not apply to any activity on behalf of a business that is not a Competitor.

(c)     solicit, entice, persuade or induce any individual who is employed by the Company or its affiliates (or was so employed within 90 days prior to the Executive’s action) to terminate or refrain from renewing or extending such employment or to become employed by or enter into contractual relations with any other individual or entity other than the Company or its affiliates, and the Executive shall not approach any such employee for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity.

(d)     directly or indirectly own an equity interest in any Competitor (other than ownership of 5% or less of the outstanding stock of any corporation listed on the New York Stock Exchange or the American Stock Exchange or included in the NASDAQ System).

The term “Competitor” means any enterprise (including a person, firm or business, whether or not incorporated) during any period in which it is materially competitive in any way with any business in which the Company or any of its affiliates was engaged during the 12-month period prior to the Executive’s termination of employment.  Upon the written request of the Executive, the Company’s Chief Executive Officer will determine whether a business or other entity constitutes a “Competitor” for purposes of this paragraph and may require the Executive to provide such information as the Chief Executive Officer determines to be necessary to make such determination.  The current and continuing effectiveness of such determination may be conditioned on the accuracy of such information, and on such other factors as the Chief Executive Officer may determine.

12.              Non-Disparagement.  The Executive agrees that, while he is employed by the Company, and after his Termination Date, he shall not make any false, defamatory or disparaging statements about the Company, its affiliates, or the officers or directors of the Company or its affiliates that are reasonably likely to cause material damage to the Company, its affiliates, or the officers or directors of the Company or its affiliates.  While the Executive is employed by the Company, and after the Termination Date, the Company agrees, on behalf of itself and its affiliates, that neither the officers nor the directors of the Company or its affiliates shall make any false, defamatory or disparaging statements about the Executive that are reasonably likely to cause material damage to the Executive.

13.              Nonalienation.  The interests of the Executive under this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Executive or the Executive’s beneficiary.

14.              Amendment.  This Agreement may be amended or canceled only by mutual agreement of the parties in writing without the consent of any other person.  So long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

15.              Applicable Law.  The provisions of this Agreement shall be construed in accordance with the laws of the State of Illinois, without regard to the conflict of law provisions of any state.

16.              Severability.  The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, and this Agreement will be construed as if such invalid or unenforceable provision were omitted (but only to the extent that such provision cannot be appropriately reformed or modified).

17.              Obligation of Company.  Except as otherwise specifically provided in this Agreement, nothing in this Agreement shall be construed to affect the Company’s right to modify the Executive’s position or duties, compensation, or other terms of employment, or to terminate the Executive’s employment.  Nothing in this Agreement shall be construed to provide to Executive any rights upon termination of Executive’s employment with the Company other than as specifically described in paragraph 4.  If Executive’s employment is terminated other than by the Company for Cause or by the Executive for Good Reason, the Executive’ benefits shall be determined in accordance with the applicable retirement, insurance and other programs of the Company as may then be in effect.

18.              Waiver of Breach.  No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time.  The failure of any party hereto to take any action by reason of such breach will not deprive such party of the right to take action at any time while such breach continues.

19.              Successors, Assumption of Contract.  This Agreement is personal to the Executive and may not be assigned by the Executive without the written consent of the Company.  However, to the extent that rights or benefits under this Agreement otherwise survive the Executive’s death, the Executive’s heirs and estate shall succeed to such rights and benefits pursuant to the Executive’s will or the laws of descent and distribution.  This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

20.              Notices.  Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below.  Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)         in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received.  Communications that are to be delivered by the U.S. mail or by overnight service or two-day delivery service are to be delivered to the addresses set forth below:

to the Company:

A. M. Castle & Co.
3400 North Wolf Road
Franklin Park, IL60131
Attn:  Corporate Secretary

or to the Executive:

                        Lawrence A. Boik
                        3527 Vanilla Grass
                        Naperville, IL60564

Each party, by written notice furnished to the other party, may modify the applicable delivery address, except that notice of change of address shall be effective only upon receipt.

21.              Arbitration of All Disputes.  Any controversy or claim arising out of or relating to this Agreement (or the breach thereof) shall be settled by final, binding and non-appealable arbitration in Illinois, by three arbitrators.  Except as otherwise expressly provided in this paragraph 21, the arbitration shall be conducted in accordance with the rules of the American Arbitration Association (the “Association”) then in effect.  One of the arbitrators shall be appointed by the Company, one shall be appointed by the Executive, and the third shall be appointed by the first two arbitrators.  If the first two arbitrators cannot agree on the third arbitrator within 30 days of the appointment of the second arbitrator, then the third arbitrator shall be appointed by the Association.

22.              Survival of Agreement.  Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties to this Agreement shall survive the termination of the Executive’s employment with the Company.

23.              Counterparts.  This Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

IN WITNESS THEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Effective Date.

Executive:

/s/ Lawrence A. Boik
Chief Financial Officer

A. M. Castle & Co.:

By /s/ Michael H. Goldberg
Its: President & CEO

SEVERANCE AGREEMENT
A.M. CASTLE & CO.

THIS AGREEMENT (“Agreement”), made and entered into this 9th day of August, 2007 (the “Effective Date”), by and between A.M. Castle & Co., a Maryland corporation(the “Company”), and Lawrence A. Boik (the “Executive”);

WITNESSETH THAT:

WHEREAS, the Company wishes to assure itself of the continuity of the Executive’s service and has determined that it is appropriate that the Executive receive certain payments in the event of an involuntary termination of employment; and

WHEREAS, the Company and the Executive accordingly desire to enter into this Agreement on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, IT IS HEREBY AGREED, by and between the parties as follows:

1.                  Relationship to Other Agreements.  Except as otherwise provided in any other agreement between the Company and the Executive which specifically identifies this Agreement and specifically provides that it supersedes this Agreement, this Agreement shall supersede any and all other agreements between the Executive and the Company regarding the payment of benefits upon a termination of the Executive’s employment with the Company.  If the Executive is entitled to severance pay or other benefits pursuant to the terms of this Agreement, the Executive shall not be eligible to receive any severance pay or other benefits pursuant to the terms of any other severance agreement or arrangement of the Company (or any affiliate of the Company), including any arrangement of the Company (or any affiliate of the Company) providing benefits upon involuntary termination of employment.

2.                  Agreement Term.  The “Term” of this Agreement shall begin on the Effective Date and shall continue through the first one-year anniversary of the Effective Date; provided, however, that as of the first one-year anniversary of the Effective Date, and on each one-year anniversary thereafter, the Term shall automatically be extended for one additional year unless, not later than 30 days prior to such applicable anniversary date, either party shall have given written notice to the other party that it does not wish to extend the Term.

3.                  Certain Definitions.  In addition to terms otherwise defined herein, the following capitalized terms used in this Agreement shall have the meanings specified below:

(a)                Cause.  The term “Cause” shall mean:

(i)                  Executive’s willful theft or embezzlement, or willful attempted theft of embezzlement, of intangible assets or property of the Company;

(ii)                Any willful act knowingly committed by Executive that subjects the Company or any officer of the Company to any criminal liability for such act;

(iii)               The Executive’s engaging in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Company, the Executive’s credibility and reputation no longer conform to the standard of the Company’s executives;

(iv)              Gross and willful misconduct by Executive that results in a material injury to the Company;

(v)                Willful dishonesty of Executive that results in a material injury to the Company;

(vi)              Willful malfeasance by Executive, provided that such malfeasance, in fact, has an injurious effect on the Company;

(vii)             Executive’s willful insubordination or willful refusal to perform assigned duties provided that such assigned duties are consistent with the job duties of the Executive and that the Executive shall have an opportunity of 30 days after notice from the Company to cure any such act or failure to act;

(viii)           Executive’s material breach of this Agreement which continues for 30 days after notice from the Company.

(b)          Code.  The term “Code” means the Internal Revenue Code of 1986, as amended.

(c)          Good Reason.  The term “Good Reason” shall mean:

(i)                  a material diminution in the Executive’s base compensation;

(ii)                a material diminution in the Executive’s authority, duties, or responsibilities;

(iii)               a material diminution in the authority, duties, or responsibilities of the person to whom the Executive is required to report;

(iv)              a material diminution in the budget over which the Executive retains authority;

(v)                a material change in the geographic location at which the Executive must perform services for the Company; or

(vi)              any other action or inaction that constitutes a material breach by the Company of this Agreement.

For purposes of this Agreement, in order for a  termination of employment by the Executive to be considered to be on account of Good Reason, the following conditions must be met by the Executive:

        (A)   the Executive provides written notice to the Company of the existence of the condition(s) described in this subparagraph (c) potentially constituting Good Reason within 90 days of the initial existence of such condition(s), and

        (B)   the Company fails to remedy the conditions which the Executive outlines in his written notice within 30 days of such notice, and

        (C)   the Executive actually terminates employment with the Company within six months of providing the notice described in this subparagraph (c).

(d)           Termination Date.  The term “Termination Date” means the date on which the Executive’s employment with the Company and its affiliates terminates for any reason, including voluntary resignation.  If the Executive becomes employed by an entity into which the Company has merged, or by the purchaser of substantially all of the assets of the Company, or by a successor to such entity or purchaser, a Termination Date shall not be treated as having occurred for purposes of this Agreement until such time as the Executive terminates employment with the successor and its affiliates (including, without limitation, the merged entity or purchaser).  If the Executive is transferred to employment with an affiliate (including a successor to the Company), such transfer shall not constitute a Termination Date for purposes of this Agreement.

4.                  Payments and Benefits.  Subject to the terms and conditions of this Agreement, if the Executive’s employment is terminated during the Term of this Agreement (A) by the Company for a reason other than for Cause or (B) by the Executive for Good Reason, the Executive shall be entitled to:

(a)           a lump sum severance payment equal to one times the Executive’s annual base salary in effect immediately prior to the Termination Date.

(b)           a lump sum payment in an amount equal to the annual short-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of the calendar year in which the Termination Date occurs and had the applicable incentive target(s) for such calendar year been fully met, pro-rated for the number of days during the calendar year that the Executive was employed prior to the Termination Date; provided, however, that if the Executive’s Termination Date occurs after June 30th of the calendar year, the Executive may elect, in a writing filed with the Company during the 7-day period immediately following his Termination Date, to have the amount payable to him under this subparagraph (b) calculated on the basis of the actual (rather than the target) short-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such calendar year, which amount shall be pro-rated as set forth in this subparagraph (b).

(c)           with respect to any granted but not awarded performance Stock pursuant to the Company’s long term incentive plan, the 2005 to 2007 Restricted, Stock Option and Equity Plan,  initiated on January 1, 2005 and terminating on December 31, 2007, Executive shall receive the entire lump sum of that grant at Termination; provided , however, that if the Executive’s Termination occurs after June 30th of the calendar year, the Executive may elect, in a writing filed with the Company during the 7-day period immediately following his Termination Date, to have the amount payable to him under this subparagraph (c) calculated on the basis of the actual (rather than the target) long-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such calendar year.

(d)           with respect to any granted but not awarded Performance Stock or other long term incentive compensation initiated on a date subsequent to the 2005 to 2007 Restricted Stock Option and Equity Plan inititaion period starting January 1, 2005, a lump sum payment in an amount to which the Executive  would have been entitled had he continued in the employ of the Company through the last day of the calendar year in which the Termination Date occurs and had the applicable incentive target(s) for such calendar year been fully met, pro-rated for the number of days during the calendar year that the Executive was employed prior to the Termination Date; provided, however, that if the Executive’s Termination Date occurs after June 30th of the calendar year, the Executive may elect, in a writing filed with the Company during the 7-day period immediately following his Termination Date, to have the amount payable to him under this subparagraph (c) calculated on the basis of the actual (rather than the target) long-term incentive compensation to which the Executive would have been entitled had he continued in the employ of the Company through the last day of such calendar year, which amount shall be pro-rated as set forth in this subparagraph (c).

(e)            continued health benefit coverage for the Executive and the Executive’s qualified beneficiaries as provided in section 4980B of the Code (“COBRA”)).  Such COBRA continuation coverage shall be provided to the Executive and the Executive’s qualified beneficiaries only if and to the extent that the Executive (or his qualified beneficiaries, as applicable) make a timely and proper election to be covered under COBRA and make timely payments for the cost of such coverage; provided, however, that such COBRA coverage shall be at the Company’s expense for the period beginning on the day after the Termination Date and ending on the earlier of (i) the first anniversary of the Termination Date or (ii) the date on which the Executive commences employment with another employer.

(f)             for the period beginning on the Termination Date and ending on the earlier of (i) the first anniversary of the Termination Date and (ii) the date on which the Executive commences employment with another employer, the Executive shall be permitted the use of a Company-owned or leased automobile on the terms and conditions set forth in the Company’s Automobile Policy.

For the avoidance of doubt, the Executive shall not be entitled to any benefits under this Agreement if his termination of employment occurs on account of his death, disability, or voluntary resignation (other than for Good Reason) before April 1, 2008, or any voluntary resignation is agreed upon by Executive, the CEO and Board of Directors.

5.                   Time of Payments.  Provided that the conditions of paragraph 6 (relating to waiver and release) have been satisfied, payments pursuant to subparagraphs 4(a) and 4(b) shall be paid no later than March 15th of the calendar year following the calendar year in which the Executive’s Termination Date occurs or at such earlier date as may apply in accordance with the following:

(a)            the payment pursuant to subparagraph 4(a) (relating to severance pay) shall be paid within 10 days following the later of (i) the Executive’s Termination Date or (ii) the date on which the conditions of paragraph 6 are satisfied; and

(b)            the payment pursuant to subparagraph 4(b)and (c) (relating to incentive compensation) shall be made within 10 days following the later of (i) the date that the long term and/or short-term incentive compensation would have been paid if the Participant’s Termination Date had not occurred, and (ii) the date on which the conditions of paragraph 6 are satisfied.

Notwithstanding any other provision of this Agreement, if the requirements of paragraph 6 are not satisfied on or before March 1st of the calendar year following the calendar year in which the Executive’s Termination Date occurs, the Executive shall not be entitled to any payments or benefits under this Agreement.

6.                  Waiver and Release.  The Executive shall not be entitled to any payments or benefits under this Agreement unless and until the Participant executes and delivers to the Company a valid release of any and all claims against the Company and its affiliates in a form acceptable to the Company and the revocation period for such release has expired without revocation.

7.                  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.  None of the Company or any of its affiliates shall be entitled to set off against the amounts payable to the Executive under this Agreement any amounts owed to the Company or any of its affiliates by the Executive, any amounts earned by the Executive in other employment after the Termination Date, or any amounts which might have been earned by the Executive in other employment had he sought such other employment.

8.                  Parachute Payments.   The Company and the Executive agree that if any payment or benefit to which the Executive is entitled from the Company, any affiliate, or any trusts established by the Company or by any affiliate (whether or not payable under this Agreement) including, without limitation, the vesting of an option or other non-cash benefit or property (all such payments, benefits and vesting being referred to collectively as “Payments”) are subject to the tax imposed by section 4999 of the Internal Revenue Code of 1986 or any successor provision to that section, then the Payments shall be reduced to the extent required to avoid application of the tax imposed by Code section 4999.  The Executive shall be entitled to select the order in which payments are to be reduced in accordance with the preceding sentence.  Determination of whether Payments would result in the application of the tax imposed by section 4999, and the amount of reduction that is necessary so that no such tax would be applied, shall be made, at the Company’s expense, by the independent accounting firm employed by the Company on the Termination Date.

9.                  Withholding.  All payments to the Executive under this Agreement will be subject to all applicable withholding of applicable taxes.

10.              Confidential Information.  The Executive agrees that during the Agreement Term and at all times thereafter:

(a)           Except as may be required by the lawful order of a court or agency of competent jurisdiction, except as necessary to carry out his duties to the Company and its affiliates, or except to the extent that the Executive has express authorization from the Company, the Executive agrees to keep secret and confidential indefinitely, all Confidential Information (as defined below), and not to disclose the same, either directly or indirectly, to any other person, firm, or business entity, or to use it in any way.

(b)            To the extent that any court or agency seeks to have the Executive disclose Confidential Information, he shall promptly inform the Company, and he shall take such reasonable steps to prevent disclosure of Confidential Information until the Company has been informed of such requested disclosure, and the Company has an opportunity to respond to such court or agency.  To the extent that the Executive obtains information on behalf of the Company or any of its affiliates that may be subject to attorney-client privilege as to the Company’s attorneys, the Executive shall take reasonable steps to maintain the confidentiality of such information and to preserve such privilege.

(c)            Nothing in the foregoing provisions of this paragraph 10 shall be construed so as to prevent the Executive from using, in connection with his employment for himself or an employer other than the Company or any of the affiliates, knowledge which was acquired by him during the course of his employment with the Company and its affiliates, and which is generally known to persons of his experience in other companies in the same industry.

(d)            For purposes of this Agreement, the term “Confidential Information” shall include all non-public information (including, without limitation, information regarding litigation and pending litigation) concerning the Company and its affiliates which was acquired by or disclosed to the Executive during the course of his employment with the Company, or during the course of his consultation with the Company following the Termination Date.

(e)            This paragraph 10 shall not be construed to unreasonably restrict the Executive’s ability to disclose confidential information in an arbitration proceeding or a court proceeding in connection with the assertion of, or defense against any claim of breach of this Agreement.  If there is a dispute between the Company and the Executive as to whether information may be disclosed in accordance with this subparagraph (e), the matter shall be submitted to the arbitrators or the court (whichever is applicable) for decision.

11.              Competition.  During the Term of the Agreement and for a period of 12 months after termination of the Executive’s employment with the Company for any reason, the Executive shall not, without the express written consent of the Chief Executive Officer of the Company:

(a)            be employed by, serve as a consultant to, or otherwise assist or directly or indirectly provide services to a Competitor (defined below) if: (i) the services that the Executive is to provide to the Competitor are the same as, or substantially similar to, any of the services that the Executive provided to the Company or its affiliates, and such services are to be provided with respect to any location in which the Company or an affiliate of the Company has material operations during the 12-month period prior to the Termination Date, or with respect to any location in which the Company or an affiliate of the Company has devoted material resources to establishing operations during the 12-month period prior to the Termination Date; or (ii) the trade secrets, confidential information, or proprietary information (including, without limitation, confidential or proprietary methods) of the Company and its affiliates to which the Executive had access could reasonably be expected to benefit the Competitor if the Competitor were to obtain access to such secrets or information.  For purposes of this subparagraph (a), services provided by others shall be deemed to have been provided by the Executive if the Executive had material supervisory responsibilities with respect to the provision of such services.

(b)            solicit or attempt to solicit any party who is then or, during the 12-month period prior to such solicitation or attempt by the Executive was (or was solicited to become), a customer or supplier of the Company, provided that the restriction in this subparagraph (b) shall not apply to any activity on behalf of a business that is not a Competitor.

(c)             solicit, entice, persuade or induce any individual who is employed by the Company or its affiliates (or was so employed within 90 days prior to the Executive’s action) to terminate or refrain from renewing or extending such employment or to become employed by or enter into contractual relations with any other individual or entity other than the Company or its affiliates, and the Executive shall not approach any such employee for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity.

(d)            directly or indirectly own an equity interest in any Competitor (other than ownership of 5% or less of the outstanding stock of any corporation listed on the New York Stock Exchange or the American Stock Exchange or included in the NASDAQ System).

The term “Competitor” means any enterprise (including a person, firm or business, whether or not incorporated) during any period in which it is materially competitive in any way with any business in which the Company or any of its affiliates was engaged during the 12-month period prior to the Executive’s termination of employment.  Upon the written request of the Executive, the Company’s Chief Executive Officer will determine whether a business or other entity constitutes a “Competitor” for purposes of this paragraph and may require the Executive to provide such information as the Chief Executive Officer determines to be necessary to make such determination.  The current and continuing effectiveness of such determination may be conditioned on the accuracy of such information, and on such other factors as the Chief Executive Officer may determine.

12.              Non-Disparagement.  The Executive agrees that, while he is employed by the Company, and after his Termination Date, he shall not make any false, defamatory or disparaging statements about the Company, its affiliates, or the officers or directors of the Company or its affiliates that are reasonably likely to cause material damage to the Company, its affiliates, or the officers or directors of the Company or its affiliates.  While the Executive is employed by the Company, and after the Termination Date, the Company agrees, on behalf of itself and its affiliates, that neither the officers nor the directors of the Company or its affiliates shall make any false, defamatory or disparaging statements about the Executive that are reasonably likely to cause material damage to the Executive.

13.              Nonalienation.  The interests of the Executive under this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Executive or the Executive’s beneficiary.

14.              Amendment.  This Agreement may be amended or canceled only by mutual agreement of the parties in writing without the consent of any other person.  So long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

15.              Applicable Law.  The provisions of this Agreement shall be construed in accordance with the laws of the State of Illinois, without regard to the conflict of law provisions of any state.

16.              Severability.  The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, and this Agreement will be construed as if such invalid or unenforceable provision were omitted (but only to the extent that such provision cannot be appropriately reformed or modified).

17.              Obligation of Company.  Except as otherwise specifically provided in this Agreement, nothing in this Agreement shall be construed to affect the Company’s right to modify the Executive’s position or duties, compensation, or other terms of employment, or to terminate the Executive’s employment.  Nothing in this Agreement shall be construed to provide to the Executive any rights upon termination of the Executive’s employment with the Company other than as specifically described in paragraph 4.  If the Executive’s employment is terminated other than by the Company for Cause or by the Executive for Good Reason, the Executive’ benefits shall be determined in accordance with the applicable retirement, insurance and other programs of the Company as may then be in effect.

18.              Waiver of Breach.  No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time.  The failure of any party hereto to take any action by reason of such breach will not deprive such party of the right to take action at any time while such breach continues.

19.              Successors, Assumption of Contract.  This Agreement is personal to the Executive and may not be assigned by the Executive without the written consent of the Company.  However, to the extent that rights or benefits under this Agreement otherwise survive the Executive’s death, the Executive’s heirs and estate shall succeed to such rights and benefits pursuant to the Executive’s will or the laws of descent and distribution.  This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company and the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

20.              Notices.  Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below.  Such notices, demands, claims and other communications shall be deemed given:

(a)            in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)            in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)            in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received.  Communications that are to be delivered by the U.S. mail or by overnight service or two-day delivery service are to be delivered to the addresses set forth below:

to the Company:

A.M.Castle & Co.
3400 North Wolf Road
Franklin Park, IL60131
Attn:  Corporate Secretary
or to the Executive:

Lawrence A. Boik
3527 Vanilla Grass Drive
Naperville, IL  60564

Each party, by written notice furnished to the other party, may modify the applicable delivery address, except that notice of change of address shall be effective only upon receipt.

21.              Arbitration of All Disputes.  Any controversy or claim arising out of or relating to this Agreement (or the breach thereof) shall be settled by final, binding and non-appealable arbitration in Illinois, by three arbitrators.  Except as otherwise expressly provided in this paragraph 21, the arbitration shall be conducted in accordance with the rules of the American Arbitration Association (the “Association”) then in effect.  One of the arbitrators shall be appointed by the Company, one shall be appointed by the Executive, and the third shall be appointed by the first two arbitrators.  If the first two arbitrators cannot agree on the third arbitrator within 30 days of the appointment of the second arbitrator, then the third arbitrator shall be appointed by the Association.

22.              Survival of Agreement.  Except as otherwise expressly provided in this Agreement, the rights and obligations of the parties to this Agreement shall survive the termination of the Executive’s employment with the Company.

23.              Counterparts.  This Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

IN WITNESS THEREOF, the Executive has hereunto set his hand, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Effective Date.

Executive:

/s/ Lawrence A. Boik
Chief Financial Officer

A. M. Castle & Co.:

By /s/ Michael H. Goldberg
Its: President & CEO